SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                Amendment No. 1

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 16, 2005
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                            INTERNATIONAL STAR, INC.
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               (Exact name of registrant as specified in charter)


         Nevada                       0-28861                 86-0876846
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(State or other jurisdiction        (Commission             (I.R.S. Employer
of incorporation)                   File Number)            Identification No.)


  2266 Chestnut Bluffs, Henderson, NV, Henderson, NV              89052
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      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (702) 897-5338
                                                   --------------

                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Note: On February 16, 2005 the Company filed a Current Report on Form 8-K pursuant to Regulation FD, providing information on its exploration activities. This first amended Current Report for that date is filed to disclose the principal terms of the referenced agreement, to provide a copy of the agreement entered into with the engineering firm (Exhibit 10.1), and to disclose additional information under Regulation FD (Exhibit 99.1).


ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 16, 2005 the Company finalized its agreement with Zereko Nevada, Inc. ("Zereko") for various services in support of the ongoing exploration activities at the Company's Detrital Wash property.

Under the terms of the agreement, Zereko, a Nevada corporation engaged in mining engineering and related services, will review in detail available information on all previous work done on the property, define areas that merit further detailed examination, then propose an implementation plan, prepare budgets and obtain quotes for the indicated exploration activity. Zereko will be compensated on the basis of actual costs plus 12-20%, according to mutual agreement. The Company has paid Zereko a retainer in the amount of $54,000, and expects the total cost of the services to be between $55,000 and $75,000. The agreement terminates automatically upon the completion of the agreed services.



ITEM 7.01  -  REGULATION FD DISCLOSURE

On February 25, 2005 International Star, Inc. issued a press release announcing the preliminary determination of of the scope of work to be performed on its Detrital Wash property under its agreement with Zereko Nevada, Inc. A copy of the press release is furnished as Exhibit 99.1 to this Current Report, and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


ITEM 9.01  -  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

        None.

Exhibits


   Exhibit No.     Description
   -----------     -----------------------------------------

      10.1         Material Contract
      99.1         Press Release



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     INTERNATIONAL STAR, INC.


Dated: February 25, 2005             By: /s/ Robert L. Hawkins
                                     -------------------------------------
                                     President, Chief Executive Officer



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